SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) October 18, 1996

                            CHELSEA GCA REALTY, INC.
                      CHELSEA GCA REALTY PARTNERSHIP, L.P.
             (Exact name of registrant as specified in its charter)

                                                                                Chelsea GCA Realty,Inc. --22-3251332
Chelsea GCA Realty, Inc.--Maryland                 Chelsea GCA Realty, Inc.--   Chelsea GCA Realty Partnership, L.P.--22-
Chelsea GCA Realty Partnership, L.P.--Delaware                   1-12328                    3258100
-----------------------------------------------    -------------------------    -----------------------------------------
(State or other jurisdiction of incorporation)     (Commission File Number)     IRS Employer ID Number)

103 Eisenhower Parkway, Roseland, New Jersey        07068
Address of principal executive offices)            (Zip Code)

Registrant's Telephone Number,                     (201) 228-6111
  including area code:

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

   1 Remarketing Agreement, dated as of October 18, 1996, between Merrill Lynch & Co. and Chelsea GCA Realty Partnership, L.P.

   4 Second Supplemental Indenture among Chelsea GCA Realty, Inc., Chelsea GCA Realty Partnership, L.P. and State Street Bank and Trust Company, as trustee, dated as of October 23, 1996, including form of Remarketed Floating Rate Reset Note due October 23, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CHELSEA GCA REALTY, INC.


                                            By:/s/ David C. Bloom
                                               --------------------------
                                               Name:  David C. Bloom
                                               Title: Chairman and Chief
                                                      Executive Officer



                                           CHELSEA GCA REALTY PARTNERSHIP, L.P.

                                            By:  Chelsea GCA Realty, Inc.,
                                                    General Partner


                                            By: /s/ David C. Bloom
                                               ----------------------------
                                               Name:  David C. Bloom
                                               Title: Chairman and Chief
                                Executive Officer



Dated:  October 23, 1996
                                 EXHIBIT INDEX

Exhibit                       Description                           Page No.
  1                       Remarketing Agreement, dated as of
                          October 18, 1996, between Merrill
                          Lynch & Co. and Chelsea GCA Realty
                          Partnership, L.P.

  4                       Second Supplemental Indenture among
                          Chelsea GCA Realty, Inc., Chelsea
                          GCA Realty Partnership, L.P. and State
                          Street Bank and Trust company, as trustee, dated as of October 23, 1996, including Form of Remarketed Floating Rate Reset Note due October 23, 2001.